UNITED STATES
                     SECURITIES AND EXCHANGE  COMMISSION
                                 Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 2, 2006

                          MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

        NEW JERSEY                      0-7405                   22-1937826
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08034
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        (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (215) 485 0362

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

                              GENERAL INSTRUCTIONS

A. Rule as to Use of Form 8-K.

      1. Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-ll or Rule 15d-ll and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and243.101).

      2. Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule). Such filing is also deemed to be filed pursuant to any rule for which the box is checked. A registrant is not required to check the box in connection with

Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)




Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers


May 2, 2006, Registrant Board of Directors at a telephonic Board Meeting by a majority vote removed John Matheu as a director of registrant for cause. Mr.Matheu, a fiduciary having an awareness of privileged material information (e.g. Fund raising efforts--FDA process) at the time sold a total of 30,500 shares of Registrants Common on February 14, 2006, filing his "Form 5" on April 19, 2006 . This matter first came to the attention of Registrant on April 18, 2006 as part of Mr. Matheu's 2nd corrected D&O questionnaire. "He stated he sold, made a mistake, was sorry, would file the form 5 as required but would not resign from the board." Requiring this immediate action by the Board of registrant.

Matheu letters of April 28, 2006 and April 25, 2006 attached as exhibits 99.1 and 99.2 hereto Registrants letter dated May 6, 2006 to John Matheu attached as exhibit 99.3




(c) Exhibits    99.1 Letter  from John  Matheu  April 25, 2006
    --------
                99.2 Letter from John Matheu April 28, 2006
                99.3 Letter from registrant to John Matheu dated
                     May 6, 2006 per   5.02 (3) (ii)



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2006            MEDISCIENCE TECHNOLOGY CORP.

                                                     By: ss/ Peter Katevatis
                                                             Chairman and Chief
                                                             Executive Officer

                                    Exhibits

Item 99.1   Exhibits

      c) Exhibits